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                                                                   EXHIBIT 23.02
                                                                   -------------


                       CONSENT OF KPMG PEAT MARWICK LLP



     We consent to the use of our reports incorporated herein by reference to our firm under the heading "Experts" in the prospectus.

                                    KPMG PEAT MARWICK LLP


San Francisco, California
January 28, 1998